Fees Summary	Mar. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 842.16
Total Fee Amount	842.16
Total Transaction Valuation	6,098,155.54
Total Offset Amount	0
Net Fee	$ 0